Exhibit 99.1

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: August 1 - August 31, 2012

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

CORPORATE MONTHLY OPERATING REPORT

Debtor:	Dynegy Inc.
Business unit number:	12000

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes
Copies of bank statements		Yes
Cash disbursements journals		[1]
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		[1]
Copies of tax returns filed during reporting period		[1]
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of Aged Accounts Payable		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Taxes Reconciliation and Aging	MOR-5	Yes
Payments to Insiders and Professional	MOR-6	Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes
Debtor Questionnaire	MOR-7	Yes

[1]         Not applicable for the reporting period

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: August 1 - August 31, 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Dynegy Inc.	Total
Business unit number:	12000

	BANK ACCOUNTS			BANK ACCOUNTS
	# 6634	#5631	#4988	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)

CASH BEGINNING OF MONTH	$27,363	$1,264	$1,288	$29,915

RECEIPTS
CASH SALES - AFFILIATE SERVICE AGREEMENTS	$8,161	$—	$—	$8,161
ACCOUNTS RECEIVABLE - PREPETITION	952	—	—	952
ACCOUNTS RECEIVABLE - POSTPETITION	—	—	—	—
LOANS AND ADVANCES	—	—	—	—
SALE OF ASSETS	—	—	—	—
OTHER	—	—	—	—
TRANSFERS (FROM DIP ACCTS)	—	—	—	—
TOTAL RECEIPTS	$9,113	$—	$—	$9,113

DISBURSEMENTS
NET PAYROLL	$—	$—	$—	$—
PAYROLL TAXES	—	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—	—
SALES, USE, & OTHER TAXES	—	—	—	—
INVENTORY PURCHASES	—	—	—	—
SECURED/ RENTAL/ LEASES	(9)	—	—	(9)
INSURANCE	—	—	—	—
OPERATING EXPENSES	—	—	—	—
G & A - SERVICE AGREEMENT FEES	(8,161)	—	—	(8,161)
FUEL PURCHASES	—	—	—	—
CAPEX	—	—	—	—
COLLATERAL	—	—	—	—
BANK FEES	—	—	—	—
OTHER	(129)	—	—	(129)
OWNER DRAW	—	—	—	—
TRANSFERS (TO DIP ACCTS)	—	—	—	—
PROFESSIONAL FEES	(508)	—	—	(508)
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—
COURT COSTS	—	—	—	—
TOTAL DISBURSEMENTS	$(8,808)	$—	$—	$(8,808)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	$305	$—	$—	$305

CASH — END OF MONTH	$27,668	$1,264	$1,288	$30,220

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: August 1 - August 31, 2012

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

($000)

Debtor:	Dynegy Inc.
Business unit number:	12000

	JP Morgan Chase Concentration Account	JP Morgan Chase Credit Suisse Collateral Account	BONY Credit Suisse Collateral Account
	#6634	# 5631	# 4988	Total
BALANCE PER BOOKS	$27,668	$1,264	$1,288	$30,220

BANK BALANCE	27,668	1,264	1,288	30,220
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—	—	—	—
(-) OUTSTANDING CHECKS (ATTACH LIST):	—	—	—	—
OTHER (ATTACH EXPLANATION)	—	—	—	—

ADJUSTED BANK BALANCE	$27,668	$1,264	$1,288	$30,220

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: August 1 - August 31, 2012

STATEMENT OF OPERATIONS

MOR - 2

($000)

Debtor:	Dynegy Inc.
Business unit number:	12000
August 1, 2012 - August 31, 2012

Revenues	$—
Intercompany Revenues	—
Cost of Sales	—
Taxes Other than Income	15
Intercompany Cost of Sales	—
Gross Margin	(15)
O&M Costs	—
Operating Margin	(15)
Depreciation & Amortization	—
Asset Impairments	—
G & A	(624)
Operating Income/(Loss)	609
Bankruptcy Reorg charges	(1,919)
Equity Earnings/ (Losses)	—
Interest Income/(Expense)	0
Other Income/(Expense)	1
Income/(Loss) before income taxes	(1,309)
Tax Provision (benefit)	—
Income/(Loss) from operations	$(1,309)

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: August 1 - August 31, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Inc.
Business unit number:	12000

August
BOOK VALUE AT END OF CURRENT REPORTING MONTH

Assets:
Cash and Cash Equivalents	$27,668
ST Investments - Restricted	—
AR Affiliates	1,153
Accounts Receivable	157
Accounts Receivable, IC	1,334,834
Inventory	—
Risk Management Assets - Affiliate	—
Prepaids & Other Assets	17,081
Total Current Assets	$1,380,894

Property, Plant and Equipment:
Property, Plant & Equipment	$—
Accumulated DD&A	—
Net Property, Plant and Equipment	—
Other Assets:
Investment-Consolidated Subs	1,705,917
Investment-Unconsolidated Subs	23,082
LT Investments - Restricted	2,552
Net Other Assets	1,731,552
Total Assets	$3,112,446

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: August 1 - August 31, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Inc.
Business unit number:	12000

August
BOOK VALUE AT END OF CURRENT REPORTING MONTH

Liabilities And Equity:
Current Liabilities:
Accounts Payable - Third Party
Accounts Payable-Affiliates
Intercompany Due To-From
Interest Accrued	—
Interest Accrued- Intercompany	799,153
Taxes Accrued	12
Other Accrued Liabilities	7,534
Def Income Taxes — Cur Liab	—
Risk Management Liabilities	—
Risk Management Liabilities - Affiliate	—
Short Term Debt - I/C
Total Current Liabilities	$806,699

Long-Term Liabilities:
Liabilities subject to compromise	167
Long Term Debt - Interco	2,243,533
Def Income Taxes — N Cur Liab	—
Other LT Liabilities	95,966
Total Liabilities	3,146,365

Equity:
Receivables - Affiliates	$—
Common Stock Issued	1,233
Treasury Stock-Total	(69,837)
Addl Paid In Capital	6,078,751
Other Comprehensive Income	(48,166)
Retained Earnings (Accumulated Deficit)	(5,995,900)
Total Dynegy Inc Equity	$(33,919)

Total Liabilities & Equity	$3,112,446

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: August 1 - August 31, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Inc.
Business unit number:	12000

	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Federal
Withholding	—	—	—	—	—	—
FICA-Employee	—	—	—	—	—	—
FICA-Employer	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Income [1]	(31,682)	—	—	—	—	(31,682)
Other:	—	—	—	—	—	—
Total Federal Taxes [1]	$(31,682)	$—	$—	—	—	$(31,682)

State and Local
Withholding	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—
Excise	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Real Property	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—
Franchise Tax	11,616	15,004	—	—	—	26,620
Metro Commuter Tax	—	—	—	—	—	—
Total State and Local	$11,616	$15,004	$—	—	—	26,620

Total Taxes	$(20,066)	$15,004	$—	—	—	$(5,062)

[1]    Represents IRS Tax Refund relating to 2008 tax year.

SUMMARY OF UNPAID	Dynegy Inc.
POST-PETITION DEBTS	12000

Number of Days Past Due
	Current	31-60	61-90	Over 91	Total
Accounts Payable [1]	$—	$—	$—	$—	$—
Wages Payable [1]	—	—	—	—	—
Taxes Payable	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—
Professional Fees	3,418,769	—	—	—	3,418,769
Amounts Due to Insiders	—	—	—	—	—
Total Post-petition Debts	$3,418,769	$—	$—	$—	$3,418,769

Note:      The Debtor does not have Trade Accounts Payable nor Payroll and Wage liabilities

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: August 1 - August 31, 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

Debtor: Business unit number:

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$—
Plus: Amounts billed during the period	—
Less: Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$—

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$—	$—	$—	$—	$—
31 - 60 days old	—	—	—	—	—
61 - 90 days old	—	—	—	—	—
91+ days old	—	—	—	—	—
Total Accounts Receivable	$—	$—	$—	$—	$—

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—

Net Accounts Receivable	$—	$—	$—	$—	$—

Note:                 DI does not have any trade related Accounts Receivable.  The $157k Receivable on the DI balance sheet is the net of a $2.0m Tax Receivable offset by a $1.8m Reserve for a Executive Stock Purchase and Equity Promissory Note.  DI has a $1.335b intercompany receivable that relates to legacy intercompany amounts that were established prior to the Dynegy restructuring in September of 2011.

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: August 1 - August 31, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Inc.

12000

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
White & Case LLP		—	—	—	2,935,602
Houlihan Lokey Capital Inc. [1]		—	—	—	—
Jenner & Block LLP [1]		—	—	—	—
Milbank, Tweed, Hadley & McCoy LLP [1]		—	—	—	—
Moelis & Company LLC [1]		—	—	—	—
Paul Weiss, Rifkind, Wharton & Garrison LLP [1]		—	—	—	—
SNR Denton US LLP [1]		—	—	—	—
Steptoe & Johnson LLP [1]		—	—	—	—
U.S. Bank National Association [1]		—	—	—	—
Epiq Bankruptcy Solutions		—	508,425	508,425	249,536
US Trustee Fee		—	—	—	20,000
Ernst & Young		—	—	—	182,000
Richards Layton & Finger		—	—	—	1,873
HeplerBroom LLC		—	—	—	921
Schiff Harding LLP		—	—	—
Bruce Waits, Attorney at Law		—	—	—	—
DLA Piper LLP		—	—	—	2,845
Keller & Heckerman LLP		—	—	—	4,049
King & Spalding LLP		—	—	—	—
Locke Lord Bissell & Lidell LLP		—	—	—	8,823
Hicks Thomas LLP		—	—	—	640
Beck Redden & Secrest LLP		—	—	—	2,582
Skadden, Arps, Slate, Meagher & Flom LLP		—	—	—	16
Vinson & Elkins, LLP		—	—	—	6,368
Sullivan & Cromwell LLP		—	—	—	—
Morgan Lewis and Bockius LLP		—	—	—	3,516
TOTAL PAYMENTS TO PROFESSIONALS		$—	$508,425	$508,425	$3,418,769

[1]                                 DI made advance retainer payments to various of its professionals, and to certain Settlement Parties or their professionals in connection with the Settlement Agreement. DI’s professionals disclosed their retainers in their respective retention applications. The retainers paid to the Settlement Parties or their professionals in connection with the Settlement included; (i) $550,000 to Houlihan Lokey Capital Inc.; (ii) $1,500,000 to Jenner & Block LLP; (iii) $1,700,000 to Milbank, Tweed, Hadley & McCloy LLP; (iv) $650,000 to Moelis & Company LLC; (v) $1,786,944 to Paul Weiss, Rifkind, Wharton & Garrison LLP; (vi) $45,000 to SNR Denton US LLP; (vii) $50,000 to Steptoe & Johnson LLP and (viii) $5,415,356 to U.S. Bank National Association,

Note:                  Debtor does not have Secured Notes.

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: August 1 - August 31, 2012

DEBTOR QUESTIONNAIRE

MOR - 7

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Notes:
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?		X
Are any post petition receivables (accounts, notes or loans) due from related parties?		X
Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X
Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?		X
Are any amounts owed to post petition creditors delinquent?		X
Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?		X
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X